The Masters' Select Funds

                           Annual Report










                           Masters' Select Equity Fund

                           Masters' Select International Fund

                           December 31, 1997







                       LITMAN/GREGORY FUND ADVISORS, LLC
                       ---------------------------------
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
                                                 Contents

                                                 Letter to Shareholders                      2
                                                  ............................................

                                                 Portfolio Fit                               4
                                                  ............................................

                                                 The Masters' Select Concept                 4
                                                  ............................................

                                                 Masters' Select Equity Review               5
                                                  ............................................

                                                 Interview: Jean-Marie Eveillard             7
                                                  ............................................

                                                 Equity Fund Stock Highlights                9
                                                  ............................................

                                                 Equity Fund Portfolio Summary              12
                                Ticker symbols:   ............................................
            MSEFX (Masters' Select Equity Fund)
     MSILX (Masters' Select International Fund)  Masters' Select International Review       15
      We are listed in the Wall Street Journal,   ............................................
                  Los Angeles Times, USA Today,
               New York Times, Chicago Tribune,  Interview: Dan Jaworski                    17
                        San Francisco Chronicle   ............................................
                                    and others.
                                                 International Fund Stock Highlights        20
Our listings read  MstrSeltEq and  MstrSeltInt.   ............................................
          Shareholder information phone number:
                                 1-800-960-0188  International Fund Portfolio Summary       23
                                                  ............................................
                  To access account information
       24 hours a day via touch-tone telephone,  Auditor's Report                           26
                     please note the following:   ............................................

        Masters' Select Equity Fund number: 305  Statement of Assets and Liabilities        27
 Masters' Select International Fund number: 306   ............................................
                                Account number:
                   Second set of digits on your  Statement of Operations                    28
                              account statement   ............................................

           Your personal identification number:  Statement of Changes in Net Assets         29
            Last four digits of Social Security   ............................................
                          or Taxpayer ID number
                                                 Financial Highlights                       30
                                                  ............................................

                                                 Notes to Financial Statements              31
                                                  ............................................

Address:
         Regular Delivery:                  Overnight Delivery:
         Masters' Select Funds              Masters' Select Funds
         P.O. Box 419922                    1004 Baltimore
         Kansas City, MO 64141-6922         Kansas City, MO 64105

The Masters' Select Funds                   Annual Report December 31, 1997

Dear Fellow Shareholder:

----------

Masters' Select is now one year old, and it was quite a first year. While it's true that the objectives for our Fund are long-term, it is still satisfying to have closed out a successful year. There were a number of highlights:

First and foremost, Masters' Select Equity performed well, returning 29.1% for the fiscal year ended December 31, 1997 (more on this later).

Second, the asset base grew substantially. As we write this, total net assets are at $334 million. This asset growth helped us spread the Fund's overhead costs among more shareholders, lowering the average expenses per share. It also helped us reach breakpoints in the fee schedules charged by our vendors and gave us leverage to renegotiate some of these agreements. The end result was a drop in expenses. We started the Fund with expenses capped at 1.75% and actually finished the year with net expenses of 1.44%.

Third, we benefited from a huge amount of media coverage, including stories in the Wall Street Journal, Barron's, Money, Kiplinger's Personal Finance, New York Times, Morningstar Investor, Fortune, Business Week, Los Angeles Times, Chicago Tribune and San Francisco Chronicle as well as on CNBC and CNNfN. There were lots of highlights. In the December issue of Money magazine we were picked as one of the five best new funds of 1997. And in January 1998, Morningstar
Investor's publisher, Catherine Voss Sanders, selected Masters' Select Equity for 50% of the assets of a portfolio she was asked to put together for an article in the Chicago Tribune. Why does all this matter? Because we are not actively marketing the Funds, media exposure helps get the word out so we can build the asset base. This helps us achieve the critical mass we need to lower expenses. Of course, we will stick to our commitment to close the fund at between $500 million and $750 million in assets (for Masters' Select Equity; $600 million and $1 billion for Masters' Select International). This will keep the individual asset bases of each manager small and flexible.

Finally, we launched Masters' Select International on December 1. As we write this, net assets are at $64 million.

With one year behind us, we'd like to take this opportunity to remind you that the primary objective of Masters' Select Equity and Masters' Select International is superior long-term performance. Short-term performance is of less concern. We believe that a disciplined, patient approach to investing is a critical element to achieving long-term success. It's what allows our stock pickers to act on their convictions even in periods when market psychology may temporarily lead to a disconnect between underlying company fundamentals and stock performance. This long-term approach is particularly important given each manager's mandate to run a concentrated portfolio of his or her highest-conviction stocks. For each individual manager, we believe that this concentration will result in superior long-term performance made up of shorter periods of out-of-sync performance on both the upside and the downside. Patience drawn from a high level of conviction should allow each stock picker to tough out temporary periods of underperformance. We believe that the Funds as a whole will deliver smoother performance than each individual manager's portfolio because of their overall diversification.

continued
                                       2
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Though the  subadvisor/portfolio  managers  are doing the stock  picking,  we at
Litman/Gregory Fund Advisors play the role of overseeing the Funds and the "Masters" and we have ultimate responsibility for the performance of the Funds.
We  track  each   manager's   performance;   watch  for   unintended   portfolio
concentrations, duplicated holdings and other portfolio-related issues; and also work hard at doing everything we can to lower Fund operating expenses. In addition, we are focusing more heavily on taxes. For Masters' Select Equity, 1997 was not a particularly great year for tax efficiency. First, since we were in our first year, we did not have the benefit of any long-term capital gains, so all our gains were short term. Second, it was a very strong year for the
stock  market,   and  all  the  "Masters"  held  stocks  that  experienced  huge appreciation, justifying sale. Going forward we will attempt to do what we can to make the Fund more tax-efficient. For example, we will seek to emphasize tax minimization techniques such as taking losses if-and only if-there is another security that the manager believes is equally attractive.

With all of this said, it is hard to know for sure how tax-efficient our Fund will be. We suspect that it will be somewhere around average. Our ultimate goal and hope is to generate high enough long-term returns so that, even after paying taxes, the after-tax return is superior. We are counting on the Masters' Select concept to get us there. After one year with Masters' Select Equity, we are encouraged.

In this report you will find a performance review, accompanying discussion, and a portfolio breakout for each fund. In addition, each manager has profiled one of his or her holdings. Finally, we have an interview with Jean-Marie Eveillard (Masters' Select Equity) and Dan Jaworski (Masters' Select International).

We appreciate your continued confidence and will continue to put forth our maximum effort on behalf of all shareholders of the Masters' Select Funds.

Ken Gregory
President, Litman/Gregory Fund Advisors

The Masters' Select Funds                   Annual Report December 31, 1997

Portfolio Fit

-------------

As with all equity funds, Masters' Select Equity and Masters' Select International are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the Fund's net asset values decline. Within that context, we created the Funds to be used as core equity and core international fund holdings.


The Masters' Select
Concept

-------

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded managers and also serve as core equity fund holdings for almost any long-term investor seeking domestic or international stock market exposure. To meet this objective, we designed the Funds with both risk and return in mind, placing particular emphasis on the following factors.

1 First, only investment managers we believe to have exceptional long-term performance in their respective specialties were chosen to manage each Fund's portfolio.

-------

2 Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock pickers have an unusually high conviction level in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform over a market cycle.

-------

3 Third, even though each manager's portfolio is focused, the overall funds are well diversified by style, industry and number of stocks. Given the diversification across styles, we don't expect the Funds to top the charts in any single period. We are shooting for superior performance over a full market cycle, counting on the Funds' structure and the managers' talent to get us there.
                                       4
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Masters' Select Equity Review

---------------

Masters' Select Equity returned 29.1% during its first year of operations. Because Masters' Select Equity owns small-, mid-and large-caps, as well as growth and value stocks, there is no perfect performance benchmark. Over the long term, our goal is to outperform the U.S. stock market broadly represented by the Wilshire 5000. The Wilshire Index is weighted to big-cap stocks and closely tracks the S&P 500. However, our Fund also has some small-company exposure that is not included in the S&P. In our assessment, the Lipper Growth Fund Index is probably the best overall mutual fund benchmark for the Fund. We show the Lipper Small Cap Fund Index for a small-cap benchmark, since we have some small-cap exposure.


12 months (and  inception)

Masters' Select Equity Fund .............29.1%

Wilshire 5000 Index .........................31.3%

Lipper Growth Fund Index ...............28.1%

Lipper Small Cap Fund Index ......15.1%

Over short periods of time, the Fund's asset allocation will influence returns. Because of the focus of our subadvisors, we expect that Masters' Select Equity will normally have about 10% of its assets in overseas markets and 20% in small-cap stocks. This was the case during 1997. Over the past year, a global equity index 10% weighted to foreign stocks (Morgan Stanley Europe, Australasia, Far East Index), 20% weighted to small-cap U.S. stocks (Russell 2000) and 70% weighted to the large U.S. companies (S&P 500) returned 28.0%. We are pleased to have outperformed this benchmark, which mirrors our asset allocation.

In our previous report, we mentioned that huge cash inflows resulted in a material "cash drag" on our performance in 1997 during January, a generally strong month for stocks. After becoming more fully invested (though cash was still over 10% at the end of January) our relative performance was even better:

February 1, 1997, through December 31, 1997:

Masters' Select Equity Fund .........................25.5%

Wilshire 5000 Index .............................24.6%

Lipper  Growth Fund Index ...................21.7%

Lipper  Small Cap Fund Index ........12.5%

Global  Equity  Index* .......................22.4%


*70% S&P 500 Index, 20% Russell 2000 Index, 10% Morgan Stanley Europe, Australasia, Far East Index

The Masters' Select Funds                   Annual Report December 31, 1997

With an eye to the future, perhaps our biggest concern is that investors' expectations may not be realistic. Stock market returns over the past 15 years have been exceptionally high. And this bull run has been capped off by the highest cumulative three-year S&P 500 return in more than 70 years. We are concerned that recent history will lead some investors to consider 20% and 30% returns as the norm. These investors will be severely disappointed.

There are two factors that drive stock market returns: (1) companies' earnings growth and (2) the multiples (P/E) at which those earnings are priced. The reason we have experienced such high returns over the past 15 years is mostly due to a huge expansion in the multiple. This was driven mostly by a big decline in interest rates. Back in the early 80s, interest rates peaked in the mid-teens. As we write this, they are under 6%. They can go lower but not too much lower. This means stocks won't have the tailwind of big multiple expansion. Instead, stock prices will be driven mostly by earnings growth. Over the past 50 years, earnings of large U.S. companies have grown at an average annual rate of just over 6%. The highest level of earnings growth over a 10-year period has been just 11%. Aware of this historical backdrop, we believe it is likely that U.S. stocks will deliver returns over the next three to eight years somewhere between 5% and 12% on an annualized basis. In any given year, returns might be higher or lower, but on average this is the range we expect. Somewhere along the way, we will have a bear market. Stocks could decline 15% to 30% or even more. But in the end they will recover, as they have throughout history.

One source of optimism is the potential for foreign stocks and smaller companies. Foreign stocks have lagged the S&P 500 by almost 25% annually over the past three years. And small companies have lagged by almost 9% annually over the same period. Changes occurring around the world suggest improved competitiveness in many foreign industries. The global economy is creating more competitive pressure, and this is resulting in a more intense focus on shareholder value and profitability on the part of more and more foreign companies. This is leading to more U.S.-style restructuring. Ultimately, we believe that these changes will result in a period of higher returns overseas. In the U.S., smaller companies tend to go through extended periods during which their stocks outperform or underperform stocks of big companies. Given recent severe underperformance, we suspect that smaller companies could well be due for some catch-up over the next few years (though we have no strong feelings about the near term). If we are right about foreign stocks and small-caps, our diversification in these areas (even though it is not the majority of our portfolio) should prove to be a tailwind, not a headwind.

Within this environment, we believe that the isolated stock picking approach brought to you by Masters' Select Equity and implemented by our six "Master" stock pickers has a good chance of improving on the long-term returns that the markets will offer. With one year under our belt, we are very encouraged by the enthusiasm of our stock pickers and the results of the group. We hope you are as well.

An Interview with Jean-Marie Eveillard

----------

Jean-Marie  Eveillard  manages
approximately 20% of Masters Select Equity.

You are one of the veteran portfolio managers in the fund industry. How did you first develop your interest in the investment business?

In 1962, my last year at a French business school, I worked for a month at a financial magazine, liked what I saw and, upon graduation, joined a bank as a securities analyst. Ever since, the appeal to me of the investment business has been the "intellectual exercise" side of it. Things got even better later on, once I gained freedom of action. To think, to act, to see the results in numbers, there is a simplicity to it which can hardly be found in other occupations.

You've been in New York since 1978. How did you end up in the U.S.?

I first came to New York (the financial mecca) in 1968, stayed a few years, moved to Paris, was professionally unhappy there and was given the opportunity to come back to New York in late 1978 and run the then $15 million SoGen International Fund.

Your credentials as a value investor are well established. How did you develop your investment philosophy?

I read Benjamin Graham on my first trip to New York. It was new to me, since there were-and still are-few "value" investors in Europe. Ben Graham's writing featured caution ("margin of safety"), humility (the future is uncertain) and order (intrinsic value), which all appealed to me.

Can you describe your stock-picking process including your key stock selection criteria?

The process is haphazard. My associates and I go through an enormous amount of research reports and annual reports every day, investigate a tiny fraction, and sometimes the investigation leads to a decision to buy. We have no fixed criteria. Basically,


The Masters' Select Funds                   Annual Report December 31, 1997
we look for a large discrepancy between our assessment of the value of the company as a business (with a great reluctance to make rosy forecasts) and the price to be paid for the security. We consider a variety of measures but focus mostly on price-to-earnings, price-to-cash flow and price-to-free cash flow. At times we look at enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization). This backs out cash on the balance sheet and looks at the remaining value of the company. Generally, we look for exceptional values not only on a relative basis but at least on a quasi-absolute basis. Warren Buffett said he would rather own a good business at a fair price than a fair business at a good price. We tend to own both.

You worked on your own until 1986 and since then have been building an investment team. Who are the senior members of your team and what are their roles?

Elizabeth Tobin joined us in 1986, Charles de Vaulx in 1987 and Ignatius Chithelen in 1993 (another three associates came in the past year). I make the ultimate decision, but when they come to me with an investment idea-which either I asked them to look into or they developed themselves-I will have questions but I'm not about to redo their work. So there are many securities we own where most of the work has been done by them, not by me. Therefore, the role of the senior associates is considerable.

There are growing concerns about the eventual ripple effects of Asia's meltdown. Has this had any impact on your investment decisions?

Having been on the side of caution for almost 20 years (not a very good side in a bull market), I'm a perpetual worrywart. Yes, the quick turn in Asia from a "miracle" to a "mirage" is troubling. In particular, the monetary authorities' obvious desire to protect foreign creditors demonstrates the inherent fragility of the world's financial system. So caution may at last be in order, and risk may gain some respect. We realize that there have probably been investment opportunities created in Asia outside of Japan (while at the same time new risks for the U.S., Europe and Japan). Though we are working hard to unearth these opportunities, so far we've been unable to come up with much in the types of high-quality business we favor that also offer adequate liquidity.

At a stock-picking level, how do today's values compare with past periods?

Not well in the U.S. Better in Europe (for smaller companies) and in Japan. However, in Japan, there are still too many instances of destruction of capital by managements oblivious to shareholders' interests.

You have maintained about half your portion of the Masters' portfolio in foreign
stocks.   Is  it  difficult  to  maintain  your  conviction  given  the  general outperformance of U.S. companies?

It was psychologically painful in 1997. But, historically, we have been patient investors.

With  respect to the Masters'  portfolio,  has your mandate to focus on not more
than  your  15  highest-conviction   ideas  required  any  adjustments  in  your
investment approach?

In our funds, we own many (probably too many) securities, to some extent because of our bias toward smaller, thinly traded stocks. So, yes, I had to make an adjustment. But I have come to enjoy greater concentration. It helps focus the mind. So I'm grateful for the experience.

Masters' Select Equity Fund Stock Highlights

----------

Hewlett-Packard (HWP), Shelby Davis

----------

Hewlett-Packard, in our opinion, deserves to be ranked among the top-tier multi-national franchise companies. For more than 30 years, the company has compounded sales and earnings at 15% or more by managing a diverse technology base, entering new markets (such as digital photography) and focusing on in-depth research and broad-scale marketing, good balance sheet management and conservative accounting. Not all divisions grow every quarter or every year, but this very diversity and scale provide investors with quality and safety within a rapidly growing and changing technology landscape. The stock sells for below a market P/E, way below the P/Es of consumer franchise stocks, and has growth prospects superior to most.

Buderus, Jean-Marie Eveillard

----------

Buderus is a German company engaged mostly in the mundane and mature business of heating products (boilers), which provide some 80% of profits. Most (75%) of the demand for boilers is from replacement and renovation activity; the rest is new construction. The company is the largest in Europe and the only one with its own distribution network. More than 70% of revenues are in Germany, but sales have been increasing in other European countries.

In Europe boilers are not a commodity product: Buderus's return on equity is about 20%. The business generates a lot of cash. After recently selling an unrelated division, the company sits on about DM 500 million in net cash. Buderus may make acquisitions in Europe (it has successfully done so in the past) and would consider buying back shares once legal restrictions are lifted in Germany, possibly next year.

Earnings are conservatively stated, even by German standards. The growth in earnings has been steady and moderate in the past few years (in spite of unfavorable economic conditions in Germany), and the outlook may be for about 7% growth.

In continental Europe today, one sometimes comes across the stocks of good (but not exciting) companies at valuations that are about half the valuation of the average U.S. company. That is the case with Buderus, where enterprise value (market capitalization minus net cash) is less than five times EBITDA (essentially pretax cash flow). And that ignores unrelated real estate worth at least a few hundred million DM.



The Masters' Select Funds                   Annual Report December 31, 1997

General Cable Corporation (GCN),
Foster Friess

----------

General Cable Corporation illustrates your Friess research team's discovery process and how it identifies opportunities not readily apparent at first glance. General Cable is in the "mundane" business of manufacturing and distributing wire and cable products to retailers, distributors and OEMs, serving the needs of transmission of voice, data, video and control signals, as well as electric current. The company maintains 15 manufacturing facilities and five distribution centers in the U.S. With 11,000 "SKUs," or different types of wire and cable, the company is able to use this network to meet an extremely broad base of connectivity and transmission needs.

General Cable's diverse product offerings wouldn't imply a unique opportunity at first blush. However, your research team's contacts with customers and competitors revealed that the company's "Power of One" strategy initiative, which provides customers with a one-stop-shopping solution, was leading to sharply increased sales at the same time raw material costs and supply challenges were rapidly abating. With sales figures rising into triple-digit territory at some of GCN's top 20 customers, and Canadian sales pacing up 40%, CEO Steve Rabinowitz credits the Power of One program, along with exceptional customer service and education, for their tremendous acceleration in business.

Coupled with management's highly successful cost reduction programs, the sales successes have translated into substantially higher earnings for your company.

First purchased for your portfolio in May 1997, your shares of General Cable have climbed to a recent $37 from your average cost of $26, for a 42% return in the past eight months. During this same period, as the Wall Street analyst community has discovered the acceleration arising in the company's prospects, consensus earnings estimates for your company have risen to $2.21 per share for the December 1997 year, up from $2.10 per share last summer. This has driven the stock higher, and your Friess research team is grateful to have discovered this opportunity early enough to garner these gains. Looking forward, we expect earnings in 1998 to again exceed analysts' estimates.

Seagram Company,  Ltd. (VO),
Mason Hawkins

----------

Southeastern Asset Management's investment process focuses on four key variables: the quality and competitiveness of the corporate enterprise, the caliber of the company's management, the firm's financial flexibility and the stock's discount from our appraisal of the business's intrinsic value. Our newest holding, Seagram Company, Ltd., meets these criteria for investment. Its management and directors own 34% of the company and have a long history of astute capital deployment. Under the current leadership of CEO Edgar Bronfman Jr., the company has made three significant acquisitions: Martell cognac, Tropicana juice products, and the MCA entertainment company. When measured in terms of growth and cash returns on purchase price, the first two investments have proved to be excellent. While the jury is still out on MCA, the price paid was low compared with our analysis of the value received. Recently, Seagram has become an aggressive purchaser of its shares. This capital allocation decision at these dis-counted levels will significantly aid in building corporate worth per share.

Seagram's liquor, juice and entertainment divisions each possess high market share and name-brand recognition, are global in scope, have huge barriers to entry, are noncyclical in nature, exhibit growing demand and have high returns on invested capital. Additionally, Seagram has little net debt and at current prices sells at less than 60% of our appraised value.

Dole Food Company, Inc. (DOL),
Sig Segalas

----------

Dole Food Company is an intriguing situation with significant upside potential. The perception of this company as a commodity banana producer has not caught up with the reality of it as a fresh and packaged branded food company growing earnings at a healthy double-digit rate. Management's focus is on increasing returns on assets. To that end Dole spun off its real estate development and resort management division in December 1995 and divested/closed a number of non-core, underperforming businesses including juices, dried fruit and nuts, and agricultural properties. Growth opportunities include value-added products such as precut salads which are growing at double-digit rates with high margins, and geographic expansion into Europe. In addition, banana consumption continues to grow globally, and Dole should be able to grow its share of the market profitably. At 13 times 1998 EPS projections and an estimated growth rate of better than 15%, we don't believe that the multiple reflects the company's solid prospects, and we expect the shares to appreciate to $60 or so over the intermediate term.

Foodmaker (FM), Richard Weiss

----------

Following an E. coli problem in the early 1990s, Foodmaker has regained its spot as one of the fastest-growing fast food chains. The restaurants, known as Jack-In-The-Box (JIB), are benefiting from a superlative ad campaign, which has rebuilt brand equity, as well as the recovery of their key California and Texas markets.

The primary competitive advantage of JIB is that its target market is primarily adults, rather than children, thereby enabling it to largely avoid the "burger wars" between McDonald's, Burger King and Wendy's. The differentiating factor for JIB is higher-quality food and a unique menu varying from hamburgers to tacos to chicken teriyaki rice bowls. The company has long had a policy of emphasizing new products to help drive comps and maintain its consumer image for innovative products, and this has continued throughout its difficult period.

The basic case for the stock revolves around comp sales and new units. Currently, JIB is comping at a very high 6% to 7% rate and has been doing it for almost two years. Interestingly, these comp sales return the company to the same growth pattern it exhibited prior to the E. coli issue. This same issue also curtailed store expansion for several years. As a result, JIB is now an undeveloped system with tremendous expansion potential. Most estimates peg store expansion at a 10% annual rate which, coupled with comp gains of 3% to 4% will lead to 15% or more earnings growth. Selling at a 35% discount to our private value and a P/E of 14 or so, the stock has the potential for both P/E and earnings expansion.


The Masters' Select Funds                   Annual Report December 31, 1997

Masters' Select Equity Fund Portfolio Summary

----------

Portfolio Composition (12/31/97)

As reflected below, your Fund is well diversified in terms of industry exposure and market capitalization exposure. Masters' Select holds 77 securities, exclusive of cash equivalents.


Mid-Caps .....................16.7%
Large-Caps ...................37.5%
Convertible Bonds .............1.2%
Foreign ......................17.3%
Cash and Other ................7.7%
Small-Caps ...................19.6%


Schedule of lnvestments as of December 31, 1997

                                       Industry                       Shares Held    Market Value   Portfolio %
Common Stocks (91.07%)
---------------------------------------------------------------------------------------------------------------

Basic Industries
---------------------------------------------------------------------------------------------------------------
Carter Holt Harvey Limited             Forest and Paper Products      1,650,000         $2,548,471        0.86%
General Cable Corporation              Wire & Cable                      64,200          2,323,238        0.78%
Industrias Penoles S.A. DE C.V.        Metals & Mining                  825,000          3,731,182        1.26%
---------------------------------------------------------------------------------------------------------------
                                                                                         8,602,891        2.90%

Business Services
---------------------------------------------------------------------------------------------------------------
*ChoicePoint, Inc.                     Fraud Prevention/Risk Mgt.        22,300          1,064,825        0.36%
Manpower Inc.                          Temporary Labor                  115,000          4,053,750        1.37%
Secom                                  Security Services                 60,000          3,832,427        1.29%
Waste Management, Inc.                 Waste Management Services        280,000          7,700,000        2.59%
---------------------------------------------------------------------------------------------------------------
                                                                                        16,651,002        5.61%

Conglomerate
---------------------------------------------------------------------------------------------------------------
Philips Electronics, NV                Electronics, Software, Recording  90,000          5,445,000        1.83%
---------------------------------------------------------------------------------------------------------------

Consumer Products
---------------------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.             Food Processing                   91,810          1,991,129        0.67%
*Autozone Inc.                         Auto & Truck Parts               141,400          4,100,600        1.38%
Dole Food Company, Inc                 Food Processing                  158,900          7,269,675        2.45%
Fuji Photo Film Co., Ltd., ADR         Photo Film and Processing         70,000          2,688,438        0.91%
Interface, Inc.                        Floor and Wall Coverings          80,900          2,330,931        0.79%
*Linens 'N Things                      Housewares                        52,500          2,290,313        0.77%
Masco                                  Building Materials                78,100          3,973,338        1.34%
*Motorcar Parts & Accessories          Auto & Truck Parts                55,000            914,375        0.31%
Seagram Company, Ltd.                  Beverages                        215,000          6,947,188        2.34%
*Twinlab Corporation                   Nutritional Supplements           50,000          1,243,750        0.42%
---------------------------------------------------------------------------------------------------------------
                                                                                        33,749,737       11.38%

Schedule of lnvestments as of December 31, 1997 (continued)

                                       Industry                       Shares Held    Market Value   Portfolio %
Consumer Services
---------------------------------------------------------------------------------------------------------------
*Foodmaker, Inc.                       Restaurants                      140,000          2,108,750        0.71%
McDonald's Corporation                 Restaurants                       91,600          4,373,900        1.47%
*Showbiz Pizza Time, Inc.              Restaurants                       80,000          1,850,000        0.62%
---------------------------------------------------------------------------------------------------------------
                                                                                         8,332,650        2.80%
Durables
---------------------------------------------------------------------------------------------------------------
Buderus AG                             Boilers and Heating Systems        8,500          3,808,333        1.28%
Kuhlman Corporation                    Electrical Transformers           76,900          3,008,713        1.01%
Zero Corporation                       Electrical & Electronic Cmpnts.  115,000          3,406,875        1.15%
---------------------------------------------------------------------------------------------------------------
                                                                                        10,223,921        3.44%
Energy
---------------------------------------------------------------------------------------------------------------
Cabot Oil & Gas Corporation            Oil & Gas Exploration            115,000          2,235,313        0.75%
Global Industries, Ltd.                Oil Well Services                126,000          2,145,938        0.72%
Halliburton Company                    Oil Well Services                 69,200          3,594,075        1.21%
*Harken Energy Corporation             Oil & Gas Exploration            280,000          1,960,000        0.66%
Helmerich and Payne, Inc.              Drilling Services & Exploration   30,000          2,036,250        0.69%
San Juan Basin Royalty Trust           Oil & Gas Leases                 375,000          3,468,750        1.17%
*Swift Energy Company                  Oil & Gas Exploration             85,000          1,790,313        0.60%
---------------------------------------------------------------------------------------------------------------
                                                                                        17,230,639        5.80%
Finance
---------------------------------------------------------------------------------------------------------------
ACE Limited                            Insurance                         48,700          4,699,550        1.58%
American Express Company               Financial Services                58,400          5,212,200        1.76%
*Amresco, Inc.                         Mortgage Banking                  79,700          2,391,000        0.81%
BankAmerica Corporation                Banking                           54,200          3,956,600        1.33%
Chase Manhattan Corporation            Banking                           47,500          5,201,250        1.75%
General Reinsurance Corporation        Insurance                         21,700          4,600,400        1.55%
MBNA Corporation                       Banking                          129,900          3,576,576        1.20%
Morgan Stanley,Dean Witter,Discover    Investment Services               69,600          4,115,100        1.39%
Washington Mutual, Inc.                Savings & Loan                    52,500          3,348,516        1.13%
Wells Fargo & Company                  Banking                           17,900          6,075,931        2.05%
---------------------------------------------------------------------------------------------------------------
                                                                                        43,177,123       14.55%
Health Care & Pharmaceuticals
---------------------------------------------------------------------------------------------------------------
*Gilead Sciences, Inc.                 Biotechnology                     50,000          1,918,750        0.65%
Pfizer, Inc.                           Pharmaceuticals                   54,000          4,026,375        1.36%
AmeriPath, Inc.                        Laboratory Services              113,000          1,928,063        0.65%
*Cooper Companies                      Health Care Products              56,100          2,293,088        0.77%
Hooper Holmes, Inc.                    Examination Services              85,800          1,249,463        0.42%
---------------------------------------------------------------------------------------------------------------
                                                                                        11,415,739        3.85%
Hotels
---------------------------------------------------------------------------------------------------------------
CDL Hotels International Ltd.          Hotels & Resorts              12,802,326          3,717,284        1.25%
Hilton Hotels                          Hotels & Resorts                 140,100          4,167,975        1.40%
*Host Marriott Corporation             Hotels & Motels                  350,000          6,868,750        2.31%
---------------------------------------------------------------------------------------------------------------
                                                                                        14,754,009        4.96%
Media
---------------------------------------------------------------------------------------------------------------
Edipresse, S.A.                        Publishing                        12,500          3,627,156        1.22%
*GC Companies, Inc.                    Motion Picture Theaters           62,500          2,960,938        1.00%
Independent Press Comm., Ltd.          Newspaper Publishing             600,000          2,787,120        0.94%
Knight-Ridder, Inc.                    Newspapers & Information Srvcs.  145,000          7,540,000        2.54%
News Corporation Limited, ADR          Broadcasting, Motion Pict., Publ.340,000          7,586,250        2.56%
*US West Inc.                          Broadcasting & Cable TV          280,000          8,085,000        2.72%
Walt Disney Company                    Entertainment & Broadcasting      46,800          4,636,125        1.56%
---------------------------------------------------------------------------------------------------------------
                                                                                        37,222,589       12.54%

The Masters' Select Funds                   Annual Report December 31, 1997

                                       Industry                       Shares Held    Market Value   Portfolio %
Technology
---------------------------------------------------------------------------------------------------------------
*Cisco Systems, Inc.                   Computer Networks                 60,150          3,357,121        1.13%
Compaq Computer Corp.                  Computer Hardware                 74,600          4,210,237        1.42%
*Data General Corporation              Computer Hardware                 90,000          1,569,375        0.53%
Dell Computer Corporation              Computer Hardware                 39,400          3,310,831        1.12%
*Electro Scientific Industries         Electronic Instruments            49,000          1,877,312        0.63%
Hewlett-Packard Company                Computer Hardware                150,400          9,400,000        3.17%
IBM                                    Computer Hardware                 56,300          5,886,868        1.98%
*NCR Corporation                       Information Services             125,000          3,476,562        1.17%
*Rational Software Corporation         Software                         227,600          2,617,400        0.88%
*Rayovac Corporation                   Batteries                         40,000            770,000        0.26%
*Sybase, Inc.                          Software                         130,000          1,734,687        0.58%
*THQ Inc.                              Software                          80,000          1,835,000        0.62%
Technitrol, Inc.                       Electronic Instruments            60,000          1,800,000        0.61%
Telxon Corporation                     Computer Neworks                 100,000          2,400,000        0.81%
Texas Instruments                      Semiconductors                    62,100          2,794,500        0.94%
---------------------------------------------------------------------------------------------------------------
                                                                                        47,039,893       15.85%
Telecommunications
---------------------------------------------------------------------------------------------------------------
*360 Degree Communications Co.         Wireless Voice & Data Services   375,000          7,570,312        2.55%
*'rial Communications, Inc.            Wireless Communications          242,000          1,731,812        0.58%
*ICG Communications, Inc.              Network & Satellite Services      60,000          1,646,250        0.55%
---------------------------------------------------------------------------------------------------------------
                                                                                        10,948,374        3.68%
Transportation
---------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe           Railroads                         38,100          3,540,917        1.19%
*Rural/Metro Corporation               Emergency Transportation          60,000          2,025,000        0.69%
---------------------------------------------------------------------------------------------------------------
                                                                                         5,565,917        1.88%

Total Common Stocks (cost $247,480,100)                                               $270,359,484       91.07%

Convertible Bonds (1.19%)                                            PAR VALUE       Market Value    Portfolio%
---------------------------------------------------------------------------------------------------------------
Scandinavian Broadcasting
  System S.A. @ 7.25% due 8/1/05 Media                               $3,500,000         $3,530,625        1.19%
---------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (cost $3,366,194)                                               $3,530,625        1.19%

U.S. Treasury Obligation (1.59%)
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank 4.90%, 1/02/98                                $4,735,000          4,734,355        1.59%
---------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (cost $4,734,355)                                       $4,734,355        1.59%

Repurchase Agreement (7.33%)
---------------------------------------------------------------------------------------------------------------
State Street Bank and Trust Co. $21,752,000 at 5.25%
  (Agreement dated December 31, 1997; to be repurchased at
  $21,758,344 on 1/02/98; collateralized by $22,145,000 U.S.
  Treasury Notes due 11/30/99) (Value $22,200,363)                  $21,752,000         21,752,000        7.33%
---------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (cost $21,752,000)                                          $21,752,000        7.33%

Total Investments (cost $277,332,649)                                                 $300,376,464      101.18%

Liabilities in Excess of Cash and Other Assets                                          (3,500,653)      (1.18%)
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $296,875,811      100.00%
---------------------------------------------------------------------------------------------------------------

*Indicates non-income-producing security.

                       See Notes to Financial Statements

Masters' Select International Review

----------

There is not much one can or should conclude from one month of performance. With that introduction, the following summarizes the performance for the Masters' Select International Fund for the month of December (Fund launch was December
1):

December 1, 1997, through December 31, 1997

--------------------------------------------------------------------------------
                         -1.2%                Masters' Select International Fund
--------------------------------------------------------------------------------
Morgan Stanley Europe, Australasia, Far East Index              0.9%
--------------------------------------------------------------------------------
                   Lipper International Fund Index              0.8%
--------------------------------------------------------------------------------


With many foreign markets in turmoil recently, some investors might think the timing particularly poor for the launch of an international fund. However, when market psychology with respect to a segment of the global markets makes it a poor time to market a fund, it often coincides with a good time to invest. We are encouraged about the prospects for foreign markets for several reasons:

1. Performance has been poor in many foreign markets in recent years. Over the past 10 years, the Morgan Stanley Europe, Australasia, Far East Index (analagous to the S&P 500 of the non-U.S. developed world) has returned only 6.2% annually versus 18% for the S&P 500. But it is important to note that U.S. domination has not always been the case. Over the five years prior to the 10 years mentioned, foreign stocks beat out U.S. stocks by almost 20% per year. With respect to emerging markets as a group, cumulative returns over the past four years are negative. But over the previous five years, they compounded at a rate of over 32% per year. There are good reasons why U.S. stocks have outperformed recently. And it is true that some countries have severe problems. But at a stock-picking level (and even at a market level) we believe that there are now more bargains to be found internationally than in the United States.

2. A competitive global economy and dynamic global capital markets are forcing many companies to focus much more heavily on shareholder value. This leads to better management decisions driven by a desire to expand profitability. There are numerous companies in Europe undergoing U.S.-style restructuring to improve efficiency, lower costs and spin off unprofitable businesses. The need to compete for capital is also driving more companies to do a better job of disclosing information to investors. Outside of Europe, market declines in Latin America a few year ago served as a catalyst for similar change. Now we believe that the same thing will happen in Asia and that these trends will continue and broaden as companies are forced to play by capital market rules. This is what global investors demand, and, as many Asian companies have recently learned, the "capital market vigilantes" punish those who don't obey the rules of the game.


The Masters' Select Funds                   Annual Report December 31, 1997

3. At a macro level, we also believe that countries will pursue reforms, which will make for a more friendly business climate. This will be a slow and sometimes frustrating process, but over time the potential for change is significant. For many foreign-domiciled companies, we believe an improved competitive position and increased profitability will be the end result of these macro and micro changes. We don't believe that stock prices fully reflect the potential.

4. With respect to Asia, as we write this, we have no strong opinions about when the meltdown might end or how much farther it might go. However, with a number of markets down 70%, 80% and more (in U.S. dollar terms), we believe it is highly likely that the worst-case scenario is more than reflected in stock prices. We know that markets are anticipatory and don't discount the same problem twice. So, though the economic fallout is sure to intensify, the prospects for the markets and in particular for certain select stocks are likely to be quite good for patient investors with reasonably long time horizons. We make no predictions about the next few months or even the next year. But extend the time horizon out two, three or four years, and we believe that upside potential from today's depressed price levels is likely to be significant. This is especially true given the potential for positive macro and company-level change. As we write this, our five "Masters" have invested more in Europe than in Asia (9.5% in Asia ex-Japan, 4.9% in Japan, plus 4.1% in Australia/New Zealand). However, if opportunities arise, we could see somewhat higher exposure.

We believe that the Masters' Select concept is ideally suited to take advantage of the accelerating changes taking place in many parts of the world. By combining the efforts of five highly skilled and proven stock pickers, and mandating that they focus on only a small number of their favorite stocks, we ensure selectivity. Moreover, since we believe that the Masters' Select concept is ultimately about isolating superior stock-picking skill in as pure a form as possible, we think it is particularly suited to foreign markets. This is because, in our view, many foreign stocks are less intensively researched than their U.S. counterparts, resulting in more potential for good stock pickers to add value.

As we write this, Masters' Select International already has $64 million in assets. This has resulted in a reduction in our expense ratio so that we are now comfortably below our expense cap. Further asset growth will continue to lower expenses. And to further aid the reduction in expenses, beginning April 1 we are waiving a portion of the investment management fee we charge the Fund. As of that date, we will waive 0.1% of our fee, reducing the effective management fee from 1.1% to a flat 1%. This reduction will be of indefinite duration, but at least for the rest of 1998.

An Interview with Dan Jaworski

----------

Dan Jaworski manages approximately 22.5% of the Master's Select International Fund.

What first attracted you to the investment management business?

When I was in college, I began investing a small portion of my scholarship money. I'll never forget purchasing an option on Cray Research and watching a $100 investment grow to $1,000 and then expire worthless. It was probably my most valuable lesson on risk management. From that point on, I knew what I wanted to do for a living.

How did you happen to end up with a focus on foreign markets?

Growing up, my father worked as a scientist with the U.S. government. He traveled extensively abroad. Even then I recognized that there were significant opportunities outside of the U.S. When I graduated from business school, not many investment firms had international investment expertise, and that seemed an obviously good place to focus my career.

You recently founded BPI Global Asset Management. Can you tell our shareholders about your relevant work history, about BPI and your role?

My international investment career began directly after graduate school, when I went to work with the Principal Financial Group in Des Moines, Iowa, working in their international portfolio management group, part of a small two-member team. Three months after I arrived, the team shrunk to one member, and I became the lead portfolio manager of Principal's international product in December 1988. This included the Princor World Fund, which I ran until April 1993. At that time, I was hired by Lazard Freres in New York as a portfolio manager. It didn't take long to realize that I was much more effective as part of a smaller investment team, and a little under two years later, I was hired by STI (SunTrust Inc.) Capital Management to launch and head up their international investment


The Masters' Select Funds                   Annual Report December 31, 1997
group. This included managing the STI Classic International Fund from February 1995 through April 1997, when I left the firm. At that time, along with my partners, we were presented with the opportunity to pursue our dream of building our own investment firm. I was approached by BPI Financial Corporation, a publicly traded Canadian firm and former client when I was at Lazard (we had portfolio management responsibility for BPI's international fund, which is distributed in Canada). BPI Global Asset Management is the result.

My role really has not changed significantly since my days at the Principal Group. I am the portfolio manager of our firm's international investment product and am responsible for purchasing and selling all securities in those portfolios. I leave running the business and our other investment products in the hands of my partners.

Are there key members of your investment staff whom shareholders should know about?

We are building a talented research support staff here at BPI. I'm pleased that the entire group has stayed intact since our days at STI. Most significant is Pablo Salas, our backup portfolio manager and emerging market research specialist. Pablo has over 10 years of investment management experience, and we have worked together for the past six years.

Can you describe the key elements of your investment philosophy and how they were developed?

I believe I truly benefited from developing my investment approach without much oversight. Back in the late 80s, most international managers were top-down country allocators focusing on interest and inflation rates, currencies and then companies. Being an economics major in my undergraduate studies, predicting things like interest rates had limited appeal. Our process is driven by our stock picking, not country selection. We take into consideration the dramatic changes occurring in the competitive global economy. As trade barriers fall, we believe that companies with strategic, sustainable competitive advantages are poised to benefit most. So we identify the most successful companies in each industry worldwide. These companies must have demonstrated a history of high profit-ability compared with their industry peer group. They must have a strong balance sheet and management with a shareholder orientation. In addition to a strong business, these companies must offer an attractive valuation to their global industrial peer group. After identifying superior companies selling at a discount, our analysis continues with two primary goals. First we seek to identify any structural issue that may affect the company negatively going forward. Second, we avoid buying companies near the top of their business cycle. If we decide to buy a stock, we do so with strict buy and sell targets.

What is your objective when you meet with company management? How important is this step to your overall investment process?

Company visits or calls are used to assess three things: the current business conditions, the sustainability of previously identified competitive advantages the company currently enjoys and the company's orientation to minority shareholders. Our assessment of these three issues is absolutely critical to our investment process.

In general, foreign markets have underperformed the U.S. since 1993. How do you assess the opportunities in foreign markets (in general) versus the U.S., given a three-year horizon?

Foreign markets' underperformance actually is presenting us with interesting opportunities to buy world-leading, high- quality companies that have become more attractive on a valuation basis than their U.S. counterparts. Royal Bank of Canada and Zeneca (U.K. drugs) are two examples of firms with strong upside and attractive valuations compared with U.S. counterparts. Given a three-year horizon, international investors should benefit greatly from these valuation differences reversing or at least becoming more in line.

With respect to the overall investment climate, what are your biggest concerns?

Underestimation by the investment community of the potential impact of the Asian economic slowdown on corporate profitability.

What risks and opportunities do you see resulting from the meltdown in Asia?

Because banks and property companies make up such a disproportionate amount of the Asian market indexes, predicting the turnaround in those markets is a difficult task. However, we believe that systematic and indiscriminate selling by investors creates excellent opportunities for individual stock pickers. An example of a company we are keeping our eye on for possible purchase is Vtech, a Hong Kong-based firm that is the world leader in electronic learning toys (my baby daughter received three for Christmas) and a major producer of the 900MHz cordless phone under their own brand name and on an OEM basis. It's a leader, it's cheap and it has a good balance sheet. Once conditions normalize in Asia, it has substantial upside.

Many European markets have performed well in recent years. What are the keys to continued good returns?

Investors in Europe have benefited from an increasing shareholder orientation. Companies have become more focused on reducing expenses and delivering higher returns to their shareholders. Whereas U.S. companies have held this orientation for quite some time, European companies, with their more recent adoption of building shareholder value, may continue to deliver improved earnings from their efforts. If successful, this will ultimately drive stock prices.

How do you apply your discipline when selecting stocks in the Masters' Select International "concentrated" portfolio?

I am extremely excited to be working on the Masters' Select International Fund. This fund gives me the opportunity to focus on the companies in whose business and management I have my highest level of conviction and, of these, the stocks which I believe have the highest return potential.

For the Masters' Fund, we rank our internal holdings on a grid of expected return and quality. With a focused portfolio, we allow only those names that have strong upside, strong balance sheets and very high conviction on the business to be a significant holding for the account. For companies with substantial upside but a higher risk profile, we have limited the exposure to what we feel is a prudent level.


The Masters' Select Funds                   Annual Report December 31, 1997

Masters' Select International Fund Stock Highlights

----------

Stratec Holding, Bruce Bee

----------

Swiss-based Stratec is a leading supplier in Europe and Latin America of orthopedic products, with a focus on devices for the treatment of bone fractures and on artificial joints. This well-managed company has a solid market share in the European countries where it now sells and has opportunities for further expansion worldwide. In the past two years, Stratec has increased its product offerings through acquisitions and internal research. With these new products and markets, the company should be able to expand its margins and earnings.

We feel that the potential of new products and new markets is not properly reflected in the price of Stratec shares. Because its products are not yet sold in the U.S. and the company is relatively small, Stratec is not well known to U.S. investors. If it were, the valuation would be higher. Stratec trades about 20 times 1998 earnings. Two of its U.S. competitors, Stryker and Biomet, both of which have similar products to Stratec, trade above 25 times 1998 earnings. The average P/E for the sector in the U.S. is 25, and we think Stratec has prospects that are significantly better than average. As Stratec continues to be successful in growing its business and controlling its costs, we think more investors will become aware of the company and the valuation will increase.

Capita Group PLC, Helen Young Hayes

----------

Based in the United Kingdom, Capita is the leading provider of professional outsourcing services in both the public and private sectors. Capita's services include benefits and pensions administration, revenue collection, recruitment, call centers, test centers, data centers and information technology (IT) support.

Outsourcing is still in the early development stages in the U.K., and currently accounts for only 4% of industry costs. Outsourcing, which allows an organization or company to subcontract part of its workflow, is rapidly gaining in popularity because it reduces costs and increases productivity. Historically, government contracts have generated a majority of Capita's revenues, and this area appears to be growing rapidly. The company's strong track record has been instrumental in landing additional government contracts. For example, Capita was recently commissioned to revamp the entire driving theory test for the U.K., and its recommendations were so well received that the U.K. government hired Capita to implement the program. In addition, the government is currently evaluating a number of large outsourcing projects, including the possibility of outsourcing the entire benefits agency.

Another competitive advantage is the company's ability to deliver outsourced solutions for an entire company. Its competitors focus primarily on IT solutions. The company excels at finding solutions for clients with poorly run, paper- and people-intensive functions. Capita steps in to revamp a particular process, with the goal of increased cost savings, better productivity and improved customer service.

Based on Capita's existing contracts and the potential opportunities we see in the marketplace, we believe that the company's revenues should increase subtantially in the next few years. Additionally, margins should continue to expand as the company's contract mix becomes more focused on improving clients' productivity. Going ahead, Capita enjoys solid recurring revenue streams and tremendous long-term growth prospects.

JCG Holdings, David Herro

----------

JCG is a consumer finance company based in Hong Kong. Its emphasis is on making short-term loans to people with steady incomes, as well as taxi drivers for the finance of their businesses. JCG sells at around four times earnings and yields over 12%.

Our criteria for stock selection stresses three things: valuation, whether management is owner oriented and the degree of competitiveness of the company. JCG delivers on all three accounts.

As mentioned, from a valuation perspective, the company is extremely cheap. Currently, even given weakness and uncertainty in Hong Kong, we expect no major diminution of earnings power for this company. They are extremely well capitalized and have net cash on their balance sheet which should act to maintain its high dividend yield. The company is majority owned and managed by Public Bank of Malaysia, making management's economic interests aligned with those of the owners. And, considering competitiveness, JCG is Hong Kong's leader from both a cost and a market share perspective.

Even in tough economic times, JCG's careful underwriting has limited their loan losses. Even though the share price has performed dismally, we remain convinced that this stock will be a very strong contributor to your fund's performance

The Masters' Select Funds                   Annual Report December 31, 1997

Royal Bank of Canada, Dan Jaworski

----------

Royal Bank of Canada is the country's largest and most profitable bank. With over 1,400 branches nationwide, Royal Bank has a complete range of financial services including investment banking, asset management, insurance and brokerage. As a business the bank is attractive because of its high-quality loan portfolio, excellent retail banking network, superior wealth management business and a proven management team. We expect the company to grow its earnings and dividends at least 12% for the next three years. This should be achievable from 3% to 5% loan growth, increased utilization of its distribution network and efficiency improvements in operations. With less than 15% of Royal Bank's revenues outside of Canada, the Asian turmoil should have limited impact on the company's earnings. The management team has delivered a 19.7% return on equity in 1997, the highest among Canadian banks and topping the 16% average result from major U.S. banks.

Our process focuses on identifying high- quality companies that are undervalued relative to similar companies in the same industry, regardless of location. At the time of purchase, Royal Bank was selling at a significant discount to other banks globally. The stock traded at a 25% discount on both an earnings and book value basis compared with the major U.S. banks. We established our target price based on the belief that the stock should trade at a slight discount, not 25%, to the major U.S. banks. Our price targets reflect a 20% appreciation potential from our original purchase price.

Novartis, Mark Yockey

----------

Created in 1996 from the merger of Ciba and Sandoz, Swiss-based Novartis commands a widespread geographic presence with 41% of 1996 sales from the U.S., 40% from Europe and 19% from Asia/Africa/Australia. Novartis is the number one global life science company, is ranked number two in pharmaceuticals and has an agrochemical division nearly twice the size of its nearest competitor.

With pharmaceutical sales expected to grow 10% annually, the company has minimal exposure to product patent expiration, has seen solid existing product growth and has a strong new product pipeline. Key introductions to combat hypertension, migraines and breast cancer are expected in the near term. In addition, Novartis also has an extensive array of research alliances.

The merger has left the balance sheet extremely strong, which should allow the company the flexibility to make strategic moves. The company will have an estimated $5 billion in net cash at year end 1997. With further cost-saving possibilities ($1.2 billion over three years) and the resources to strengthen its core businesses, Novartis is well positioned to leverage strong sector fundamentals into strong earnings growth. We expect Novartis's EPS to grow at a 20% rate over the next three years and feel that the company is still modestly valued as it sells at 20 times next year's earnings. We fully expect investors to be attracted to Novartis's long-term earnings prospects.

Masters' Select International Fund Portfolio Summary

----------


Portfolio Composition by Region
(12/31/97)

Latin America ...............................3.6%
Other(1) ....................................4.3%
Japan .......................................4.4%
Cash & Other Short-term Investments .........8.4%
Asia (ex-Japan)(2) .........................10.9%
Europe .....................................68.4%


Portfolio Composition by Asset Class
(12/31/97)

Cash & Other Short-term Investments .........8.4%
Emerging Markets ...........................12.7%(3)
Developed Markets Small-Cap ................21.3%(4)
Developed Markets Large-Cap ................57.6%(5)


(1)  Primarily Canada
(2)  Includes Australia (2.7%) and New Zealand (1.6%)
(3) Includes Hong Kong (4.4%) and Singapore (2.2%), which are not technically emerging markets
(4)  Market capitalization less than $800 million
(5)  Market capitalization greater than $800 million

Schedule of Investments as of December 31, 1997

                                  SECTOR/Industry                    Shares Held      Market Value  Portfolio %
Long-term securities (91.65%)
---------------------------------------------------------------------------------------------------------------
Australia
---------------------------------------------------------------------------------------------------------------
Westpac Banking Corp.             Finance/Commercial Bank                71,600         $458,066          1.00%
Brambles Industries LTD           Transportation/Rail Car Rental         40,200          797,800          1.74%
---------------------------------------------------------------------------------------------------------------
                                                                                       1,255,866          2.74%
Austria
---------------------------------------------------------------------------------------------------------------
Bayer Hypotheken
  & Wechsel Bank                  Finance/Commercial Bank                17,250          841,908          1.83%

Brazil
---------------------------------------------------------------------------------------------------------------
*Unio De Bancos
  Brasilieros, GDR                Finance/Commercial Bank                22,000          708,125          1.54%

Canada
---------------------------------------------------------------------------------------------------------------
Royal Bank of Canada              Finance/Commercial Bank                14,500          768,500          1.67%
*Metronet Communications          Telecommunications/Telecom Services    30,000          509,063          1.11%
---------------------------------------------------------------------------------------------------------------
                                                                                       1,277,563          2.78%
Denmark
---------------------------------------------------------------------------------------------------------------
Vest Wood                         Consumer Products/Home Furnishings      5,500          461,551          1.00%
Sydbank                           Finance/Commercial Bank                 9,000          512,267          1.12%
---------------------------------------------------------------------------------------------------------------
                                                                                         973,818          2.12%
France
---------------------------------------------------------------------------------------------------------------
ELF Aquataine                     Energy/Exploration                      9,551        1,110,858          2.42%
AXA                               Finance/Multiline Insurance            10,700          827,946          1.80%
*Dexia France                     Finance/Special-Purpose Bank            6,300          729,600          1.59%
---------------------------------------------------------------------------------------------------------------
                                                                                       2,668,404          5.81%

The Masters' Select Funds                   Annual Report December 31, 1997

                                  SECTOR/Industry                    Shares Held      Market Value  Portfolio %
Germany
---------------------------------------------------------------------------------------------------------------
*Pfeiffer Vacuum, ADR             Durables/Machinery                      2,850           79,800          0.17%
Rinol                             Durables/Building & Construction       14,000          396,898          0.86%
---------------------------------------------------------------------------------------------------------------
                                                                                         476,698          1.03%
Hong Kong
---------------------------------------------------------------------------------------------------------------
Founder Hong Kong Ltd.            Finance/Investment Holding Company  1,040,000         634,146           1.38%
JCG Holdings                      Finance/Diversified Financial Server1,643,000         689,088           1.50%
Wing Hang Bank Ltd.               Finance/Commercial Bank               245,000          698,735          1.52%
---------------------------------------------------------------------------------------------------------------
                                                                                       2,021,969          4.40%
Israel
---------------------------------------------------------------------------------------------------------------
*Comverse Technology              Technology/Computer Integrated Sys     17,800          691,975          1.51%

Italy
---------------------------------------------------------------------------------------------------------------
FILA Holdings, ADR                Consumer Products/Athletic Footwear    49,000          986,125          2.15%
*Telecom Italia                   Telecommunications/Telecom Services   148,000          945,393          2.06%
---------------------------------------------------------------------------------------------------------------
                                                                                       1,931,518          4.21%
Japan
---------------------------------------------------------------------------------------------------------------
Canon Inc.                        Business Services/Office Equipment     24,000          558,781          1.22%
Amway Japan                       Consumer Products/Direct Selling        3,600          689,285          1.50%
Enix Corp.                        Consumer Products/Appliances           40,000          765,873          1.67%
---------------------------------------------------------------------------------------------------------------
                                                                                       2,013,939          4.39%
Mexico
---------------------------------------------------------------------------------------------------------------
Panamerican Beverages             Consumer Products/Beverages            29,600          965,700          2.10%

Netherlands
---------------------------------------------------------------------------------------------------------------
European Vinyls Corp.             Basic Industries/Chemicals             30,000          665,795          1.45%
Van Melle                         Consumer Products/Food                  6,200          443,370          0.97%
Phillips Electronic               Conglomerate/Electronics               18,052        1,082,595          2.36%
---------------------------------------------------------------------------------------------------------------
                                                                                       2,191,760          4.78%

New Zealand
---------------------------------------------------------------------------------------------------------------
Fernz Corp.                       Basic Industries/Chemicals            285,000          736,409          1.60%

Norway
---------------------------------------------------------------------------------------------------------------
*Norsk Lotteridrift               Consumer Services/Leisure & Gaming     92,500          375,721          0.82%
Scibsted ASA                      Media/Newspaper Publishing             45,000          770,736          1.68%
---------------------------------------------------------------------------------------------------------------
                                                                                       1,146,457          2.50%
Portugal
---------------------------------------------------------------------------------------------------------------
*Investec                         Media/Multimedia Publishing            14,775          437,510          0.95%

Singapore
---------------------------------------------------------------------------------------------------------------
Mandarin Oriental Intn'l.         Hotels/Investment & Management      1,347,000          902,490          1.96%
Electronic Resources Ltd.         Technology/Electronics                110,750          112,360          0.24%
---------------------------------------------------------------------------------------------------------------
                                                                                       1,014,850          2.20%

                                  SECTOR/Industry                    Shares Held      Market Value  Portfolio %
Sweden
---------------------------------------------------------------------------------------------------------------
Assab Alloy                       Basic Industries/Metal Processors      41,515        1,098,018          2.39%
Electrolux AB                     Consumer Products/Appliances           15,637        1,085,151          2.36%
Skandia Forsakrings               Finance/Multiline Insurance            14,800          698,069          1.52%
Ericsson Tel.                     Telecom/Telecommunications             30,303        1,139,239          2.48%
*Netcom Systems                   Telecom/Telecom Services               26,600          571,204          1.25%
---------------------------------------------------------------------------------------------------------------
                                                                                       4,591,681         10.00%
Switzerland
---------------------------------------------------------------------------------------------------------------
Publicgroupe                      Business Services/Advertising Sales     1,775          387,507          0.84%
Credit Suisse                     Finance/Commercial Bank                 4,700          726,937          1.58%
Union Bank of Switzerland         Finance/Commercial Bank                   540          780,509          1.70%
Norvartis                         Health Care/Medical Drugs               1,345        2,181,529          4.75%
Stratec Holding                   Health Care/Medical Instruments           325          435,943          0.95%
Danzas Holding                    Transportation/Warehousing & Dist.      2,500          491,035          1.07%
*Sairgroup                        Transportation/Airlines                   295          403,778          0.88%
---------------------------------------------------------------------------------------------------------------
                                                                                       5,407,238         11.77%
United Kingdom
---------------------------------------------------------------------------------------------------------------
Capita Group, PLC                 Business Srvcs./Outsourcing Srvcs.    199,731        1,217,096          2.65%
Cordiant Comm. Group              Business Srvcs./Advertising Srvcs.    720,000        1,300,860          2.83%
Rentokil Initial                  Business Srvcs./Environmental Srvcs.  252,416        1,117,038          2.43%
*Saatchi & Saatchi                Business Srvcs./Advertising Services  450,000          805,646          1.75%
Tomkins                           Business Srvcs./Diversified Operations150,000          709,560          1.54%
Whitbread                         Consumer Prod./Brewing & Leisure       48,500          712,172          1.55%
General Electric Company          Durables/Manufacturing                 75,000          485,975          1.06%
Siebe                             Durables/Manufacturing                 57,398        1,126,601          2.45%
HSBC Holdings                     Finance/Money Centre Bank              11,500          298,442          0.65%
Lloyds TSB Group                  Finance/Money Centre Bank              85,258        1,109,171          2.42%
Sedgewick Group                   Finance/Insurance Brokerage           100,000          233,235          0.51%
Zeneca Group                      Health Care/Medical Drugs              24,900          881,991          1.92%
Regent Inns                       Hotels/Hotels & Restaurants            78,500          421,622          0.92%
Vodafone Group                    Telecom/Cellular Comm.                 45,000          325,215          0.71%
---------------------------------------------------------------------------------------------------------------
                                                                                      10,744,624         23.39%

Total Long-term Securities (cost $42,524,470)                                        $42,098,012         91.65%

U.S. Treasury Obligation (9.57%)                                     par value      Market Value    Portfolio %
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Mortgage Discount Note 6% 1/02/98             $4,400,000       $4,399,267          9.57%
---------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (cost $4,399,267)                                     $4,399,267          9.57%

Repurchase Agreement (11.10%)
---------------------------------------------------------------------------------------------------------------
State Street Bank and Trust Co. $5,098,000 at 5.25%
 (Agreement dated December 31, 1997; to be repurchased
 at $5,099,487 on 1/02/98; collateralized by $5,195,000
 U.S. Treasury Notes due 11/30/99) (Value $5,207,988)                $5,098,000       $5,098,000         11.10%
---------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (cost $5,098,000)                                          $5,098,000         11.10%

Total Investments (cost $52,021,737)                                                 $51,595,279        112.32%

Liabilities in Excess of Cash and Other Assets                                       ($5,661,115)       (12.32%)
---------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $45,934,164         100.0%

*Non-income-producing securities.
                       See Notes to Financial Statements

The Masters' Select Funds                   Annual Report December 31, 1997

Auditor's Report

----------

To the Board of Trustees and Shareholders of Masters' Select Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Masters' Select Equity Fund and Masters' Select International Fund, separate series of Masters' Select Funds Trust (the "Trust") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Master's Select Equity Fund and Master's Select International Fund as of December 31,1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.

/s/ McGladry & Pullen LLP

New York, New York
February 13, 1998

Statements of Assets and Liabilities-December 31, 1997


                                                         EQUITY    INTERNATIONAL
                                                          FUND         FUND
Assets
--------------------------------------------------------------------------------
   Investments in securities at
     market value
     (cost of $277,332,649 and $52,021,737)           $300,376,464  $51,595,279
    Cash                                                     6,431       94,373
    Receivables:
     Fund shares sold                                    2,085,638    1,226,000
     Income receivable                                     276,391        2,492
     Investment securities sold                          3,486,845           --
    Unrealized gain on forward exchange contracts (Note 5) 768,186           --
    Deferred organizational costs                           83,759       37,259
    Prepaid registration expense                            26,644       22,886
    ----------------------------------------------------------------------------
    Total assets                                       307,110,358   52,978,289

Liabilities
--------------------------------------------------------------------------------
  Payables:
    Fund shares repurchased                                236,293       97,625
    Investment securities purchased                      9,635,728    6,815,792
    Unrealized loss on forward exchange contracts (Note 5)  20,014       76,727
    Accrued expenses                                       342,512       53,980
    ----------------------------------------------------------------------------
    Total liabilities                                   10,234,547    7,044,124

Net Assets                                             296,875,811   45,934,164
--------------------------------------------------------------------------------

Composition of Net Assets
--------------------------------------------------------------------------------
    Paid-in capital                                    272,958,409   46,360,929
    Accumulated undistributed net realized gains           125,492           --
    Net unrealized appreciation (depreciation)          23,791,910     (426,765)
    ----------------------------------------------------------------------------

Net Assets                                            $296,875,811  $45,934,164
--------------------------------------------------------------------------------
    Number of shares, $0.01 par value, issued
     and outstanding (unlimited shares authorized)      25,063,422    4,648,230
    ----------------------------------------------------------------------------
Net Asset Value per Share                                   $11.84        $9.88
--------------------------------------------------------------------------------

                       See Notes to Financial Statements


The Masters' Select Funds                   Annual Report December 31, 1997

Statements of Operations

                                                              EQUITY FUND                INTERNATIONAL FUND
                                                           For the period from           For the period from
                                                            1/1/97 to 12/31/97           12/1/97 to 12/31/97
Investment Income
------------------------------------------------------------------------------------------------------------
     Income:
      Dividend income
      (net of foreign taxes of $63,688 and $263 respectively)   $2,031,131                     $2,386
      Interest income                                            1,156,881                     69,082
      ------------------------------------------------------------------------------------------------------
      Total income                                               3,188,012                     71,468
     Expenses:
      Advisory fees (Note 3)                                     2,247,185                     35,638
      Transfer agent fees                                          213,177                      5,694
      Custodian fees                                               149,761                      8,596
      Administration fees (Note 3)                                 149,572                      1,644
      Registration fees                                             68,688                      3,069
      Shareholder reporting fees                                    39,328                      1,644
      Professional fees                                             52,920                      1,397
      Trustees fees (Note 3)                                        29,102                        617
      Insurance fees                                                23,210                         --
      Amortization of deferred organizational costs                 21,316                        621
      Miscellaneous expenses                                        17,122                        411
      ------------------------------------------------------------------------------------------------------
      Total expenses                                             3,011,381                     59,331
      ------------------------------------------------------------------------------------------------------
      Less: expenses paid indirectly (Note 2)                      (67,017)                    (2,020)
      Net expenses                                               2,944,364                     57,311
      ------------------------------------------------------------------------------------------------------
      Net investment income                                        243,648                     14,157

Realized and Unrealized Gains (Losses)
------------------------------------------------------------------------------------------------------------
     Net realized gain (loss):
      Investments                                               23,510,656                         --
      Foreign currency transactions                                401,627                    (26,104)
      ------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                 23,912,283                    (26,104)
     Net unrealized appreciation (depreciation) on:
      Investments                                               23,043,815                   (426,458)
      Foreign currency transactions                                748,095                       (307)
      ------------------------------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation)               23,791,910                   (426,765)
     Net realized and unrealized gains (losses)                 47,704,193                   (452,869)
      ------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
      from operations                                          $47,947,841                  ($438,712)

                       See Notes to Financial Statements

Statements of Changes in Net Assets

                                                              EQUITY FUND                INTERNATIONAL FUND
                                                           For the period from           For the period from
                                                            1/1/97 to 12/31/97           12/1/97 to 12/31/97
Increase (Decrease) in Net Assets
------------------------------------------------------------------------------------------------------------
      Operations:
      Net investment income                                       $243,648                    $14,157
      Net realized gain (loss)                                  23,912,283                    (26,104)
      Net unrealized appreciation (depreciation)                23,791,910                   (426,765)
      ------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets from operations    $47,947,841                   (438,712)
      Distributions to shareholders:
        From net investment income                                (243,648)                        --
        From net realized gains                                (23,786,791)                        --
      ------------------------------------------------------------------------------------------------------
      Total distributions                                      (24,030,439)                        --
      Fund share transactions:
        Proceeds from shares sold                              279,009,548                 46,890,251
        Net asset value of shares issued on
         reinvestment of distributions                          23,567,971                         --
        Cost of shares redeemed                                (29,719,110)                  (517,375)
        Net increase from Fund share transactions              272,858,409                 46,372,876
      ------------------------------------------------------------------------------------------------------
        Net increase in net assets                            $296,775,811                $45,934,164
Net Assets
------------------------------------------------------------------------------------------------------------
      Beginning of period                                          100,000                         --
      ------------------------------------------------------------------------------------------------------
      End of period                                           $296,875,811                $45,934,164
Change in Shares
------------------------------------------------------------------------------------------------------------
      Shares sold                                               25,633,556                  4,700,772
      Shares issued on reinvestment of distributions             1,962,362                         --
      Shares redeemed                                           (2,542,496)                   (52,542)
      ------------------------------------------------------------------------------------------------------
      Net increase                                              25,053,422                  4,648,230

                       See Notes to Financial Statements

The Masters' Select Funds                   Annual Report December 31, 1997

Financial Highlights-For a share outstanding throughout the period

                                                              EQUITY FUND                INTERNATIONAL FUND
                                                           For the period from           For the period from
                                                            1/1/97 to 12/31/97           12/1/97 to 12/31/97
         Net asset value, beginning of period                    $10.00                         $10.00
                                                          ---------------------------------------------------
         Income from investment operations
            Net investment income                                  0.03                           0.00
         Net realized and unrealized gain                          2.90                          (0.12)
                                                          ---------------------------------------------------
         Total from investment operations                         $2.93                          (0.12)
                                                          ---------------------------------------------------
         Less distributions
            From net investment income                            (0.03)                            --
            From net realized gains                               (1.06)                            --
                                                          ---------------------------------------------------
         Total distributions                                      (1.09)                            --
                                                          ---------------------------------------------------
         Net asset value, end of period                          $11.84                          $9.88
                                                          ---------------------------------------------------
         Total return                                             29.11%                         (1.20%)
                                                          ---------------------------------------------------
         Net assets at end of period (in 000s)                 $296,876                        $45,934
                                                          ---------------------------------------------------
         Ratio of expenses to average net assets+                  1.47%                          1.77%*
                                                          ---------------------------------------------------
         Ratio of net investment income to average net assets      0.12%                          0.42%*
                                                          ---------------------------------------------------
         Portfolio turnover rate                                 145.11%                          0.00%
                                                          ---------------------------------------------------
         Average commission rate paid per share                  $.0372                         $.0148
                                                          ---------------------------------------------------

       * Annualized

         The Masters' Select Equity Fund commenced operations on December 31, 1996.
         The Masters' Select International Fund commenced operations on December 1, 1997.

       + Includes custody fees paid indirectly which amount to 0.03% and 0.06%, respectively, of average net assets.

                       See Notes to Financial Statements

Notes to Financial Statements

----------

1. Organization

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of two separate series: the Masters' Select Equity Fund and the Masters' Select International Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that primarily invests in U.S. companies. It seeks to increase the value of your investment over the long term by using the combined talents and favorite stock- picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long term by using the combined talents and favorite stock-picking ideas of five highly regarded international stock-pickers.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation-Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and ask prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and ask prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

Foreign Currency Translation-The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions; the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts-The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies at specific future dates and at specified rates and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major financial institutions.

Federal Income Taxes-The Funds intend to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code, as amended. Accordingly, no provisions for federal income taxes are required.

Security Transactions and Related Income-Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

Realized gains and losses on securities sold are determined under the identified cost method.

It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs-Organization costs are amortized on a straight-line basis over a period of 60 months commencing with the first full month after the Funds' commencement of operations.

Distributions-Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates-The preparation of financial


The Masters' Select Funds                   Annual Report December 31, 1997
statements in accordance
with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Other-Under the terms of the Trust's Custodial Agreement, the Funds may earn credits, based on custody cash balances, to be applied to custodian fees. For the fiscal year ended December 31, 1997, said credits were $67,017 and $2,020 for the Masters' Select Equity Fund and Masters' Select International Fund, respectively.

3. Management Fees and Transactions with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the agreement, the Trust pays an annual fee to the Advisor equal to 1.10% of the average daily net assets of the Masters' Select Equity Fund and Masters' Select International Fund. The Advisor has agreed to reimburse for any ordinary operating expenses above 1.75% and 1.95% of the Masters' Select Equity Fund and Masters' Select International Fund average net assets, respectively. The Advisor reserves the right to be repaid by a Fund if expenses subsequently fall below the specified limit in future years. These expense limitation arrangements are guaranteed by the Advisor for at least the first year of each Fund's operations. After that, it may be terminated at any time, subject to approval by the Board of Trustees and prior notice to shareholders.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Funds at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.025% of next $250 million and 0.0125% thereafter, subject to an annual minimum fee of $40,000 per Fund.

Each unaffiliated Trustee is compensated by the Trust at the rate of $10,000 per year.

4. Purchases and Sales of Securities

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the fiscal year ended December 31, 1997, were as follows:

                             EQUITY                INTERNATIONAL
                              FUND                      FUND
--------------------------------------------------------------------------------
Purchases                  490,734,904               42,524,470
Sales                      263,411,571                       --
--------------------------------------------------------------------------------

At December 31, 1997, the aggregate unrealized appreciation and depreciation of portfolio securities based on cost for federal income tax purposes was as follows:

                                                EQUITY        INTERNATIONAL
                                                 FUND             FUND
--------------------------------------------------------------------------------
Total  tax cost                              $277,423,098     $52,021,737
Unrealized appreciation                        30,471,587         932,963
Unrealized depreciation                        (7,518,220)     (1,359,421)
Net unrealized appreciation (depreciation)     22,953,367        (426,458)
--------------------------------------------------------------------------------

5. Off-Balance-Sheet Risk

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract. At December 31, 1997, the Funds had the following forward exchange contracts outstanding:

Masters' Select Equity Fund

                                      IN EXCHANGE FOR   SETTLEMENT UNREALIZED
                                                           DATE     GAIN (LOSS)

Contracts to Sell
--------------------------------------------------------------------------------
       1,646,000 Swiss Francs          U.S. $1,147,969      1/8/98     $ 20,398
         327,000 Swiss Francs                  233,480     6/10/98        5,562
       2,984,000 Deutsche Marks              1,765,578     1/15/98      105,366
         956,000 Deutsche Marks                551,795     6/17/98       15,331
     241,623,000 Japanese Yen                2,133,416     1/29/98      275,103
     113,535,000 Japanese Yen                  965,165     6/24/98       72,663
       4,827,000 New Zealand Dollars         3,055,540     4/3/98       273,111
   -----------------------------------------------------------------------------
                                                                       $767,534
Contracts to Buy
--------------------------------------------------------------------------------
         113,000 Deutsche Marks        U.S. $   62,218     1/15/98          652
   -----------------------------------------------------------------------------
   Unrealized gain on forward exchange contracts                       $768,186

Contracts to Sell
--------------------------------------------------------------------------------
         427,000 Swiss Francs          U.S. $  286,270     1/8/98      ($ 6,240)
         648,000 Swiss Francs                  450,360     6/10/98       (1,295)
       1,087,000 Deutsche Marks                592,297     1/15/98      (12,479)
   -----------------------------------------------------------------------------
         Unrealized loss on forward exchange contracts                 ($20,014)

         Net unrealized gain on forward exchange contracts             $748,172



Masters' Select International Fund

                                      IN EXCHANGE FOR   SETTLEMENT  UNREALIZED
                                                           DATE     GAIN (LOSS)

Contracts to Buy
--------------------------------------------------------------------------------
       2,948,814 French Francs         U.S. $  493,368     1/30/98     ($ 3,410)
       1,553,168 British Pounds              2,593,767      1/6/98      (42,862)
          10,977 British Pounds                 18,194      1/2/98         (166)
          66,421 British Pounds                109,828      1/7/98         (768)
       1,149,925 Dutch Gilders                 570,507      1/5/98       (3,385)
         895,478 Dutch Gilders                 445,822      1/2/98       (4,133)
         430,500 Swedish Kronas                 55,529      1/2/98       (1,309)
      12,735,108 Swedish Kronas              1,622,411      1/5/98      (18,438)
       1,076,853 Swedish Kronas                136,610      1/7/98         (984)
         189,800 Singapore Dollars             112,976      1/7/98         (482)
         254,466 New Zealand Dollars           148,481      1/5/98         (790)
   -----------------------------------------------------------------------------
   Net unrealized loss on forward exchange contracts                   ($76,727)


The Masters' Select Funds                   Annual Report December 31, 1997

LITMAN/GREGORY FUND ADVISORS, LLC
---------------------------------
4 Orinda Way, Suite 230-D

Orinda, CA 94563

----------
This report is authorized for use when preceded or accompanied by a prospectus for the Masters' Select Funds. Read it carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors has ultimate responsibility for the Funds' performances due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement. First Fund Distributors, Inc., Phoenix, AZ 85018.